Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 3, - January 30, 2010

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Listing of bank account numbers and balances		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	February 17, 2010 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	February 17, 2010 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 3, - January 30, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

		BANK ACCOUNTS						CURRENT MONTH		FILING TO DATE
		GEN OPER.	STORE WORKING FUNDS	UTILITY DEP	SALES TAX	PROF FEES RESERVE	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH		$ 11,293	$ -	$ 280	$ -	$ -	$ -	$ 11,573	$ 10,304	$ (68,811)

RECEIPTS
CASH SALES		-						-	-	83,387
CREDIT CARD RECEIVABLES		-						-	-	20,495
LOANS AND ADVANCES		-						-	-	-
SALE OF ASSETS		-						-	-	115,828
OTHER RECEIPTS	[3]	1,272						1,272	170	68,494
TRANSFERS (FROM DIP ACCTS)		-			-	-		-	-	-

TOTAL RECEIPTS		$ 1,272	$ -	$ -	$ -	$ -	$ -	$ 1,272	$ 170	$288,204

DISBURSEMENTS
ADVERTISING		-						-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)		-						-	-	53,228
RENT		81						81	104	13,980
PAYROLL, PAYROLL TAXES, AND BENEFITS	[4]	194						194	121	50,532
UTILITIES		17						17	20	4,669
INSURANCE		-						-	-	1,086
SALES AND OTHER TAXES		-						-	-	32,884
GENERAL OPERATING		21						21	26	8,526
FINLAY LICENSE		-						-	-	11,814
FINANCING EXPENSES		-						-	-	3,524
PROFESSIONAL FEES		570						570	550	14,168
OTHER		-						-	-	7,671
TOTAL DISBURSEMENTS		$ 883	$ -	$ -	$ -	$ -	$ -	$ 883	$ 821	$205,305

DRAW ON LC		-						-	-	4,648
ADJUSTMENTS		-						-	-	2,522
NET CASH FLOW		$ 389	$ -	$ -	$ -	$ -	$ -	$ 389	$ (651)	$ 80,773
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH		$ 11,682	$ -	$ 280	$ -	$ -	$ -	$ 11,962	$ 9,653	$ 11,962

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of 1/30/10 was 0.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period January 5, 2010 - February 2, 2010. The projection does not include activity in the other general operating, Alaska, prof. fees, utilities, and sales tax accounts.

[3] Includes $1,207K refund from a merchandise factor, $30K refund of a credit card company holdback, and $12K received from merchandise vendors for various claims.

[4] Includes $6K related to the payment of pre-petition vacation payroll.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 3, - January 30, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

(Actual $)
				AMOUNT PAID		TOTAL PAID TO DATE
	PERIOD	DATE OF COURT ORDER	AMOUNT					AMOUNT	TOTAL INCURRED
PAYEE	COVERED	AUTHORIZING PAYMENT	APPROVED	FEES	EXPENSES	FEES	EXPENSES	ACCRUED	AND UNPAID
O'Melveny & Meyers	1/3/10 to 1/30/10	1/19/2010	175,517	170,527	4,990	4,175,698	111,303	3,988,000	(299,001)
FTI Consulting	1/3/10 to 1/30/10	1/7/2010	77,626	77,577	49	2,694,782	132,406	3,426,000	598,812
Richards, Layton & Finger	1/3/10 to 1/30/10	12/28/2009	67,842	63,331	4,511	721,571	54,927	351,000	(425,498)
Kurtzman Carson Consultants	1/3/10 to 1/30/10	n/a	n/a	113,642		910,499	-	807,000	(103,499)
Cooley Godward Kronish	1/3/10 to 1/30/10	12/14/2009	29,244	27,862	1,382	492,533	14,567	901,000	393,900
Loughlin Meghji & Company	1/3/10 to 1/30/10	1/19/2010	77,049	76,969	80	559,329	749	611,000	50,922
Benesch	1/3/10 to 1/30/10	12/14/2009	5,629	5,453	176	124,932	1,618	100,000	(26,550)
GE Capital Third Party Legal [1]	1/3/10 to 1/30/10	n/a	n/a			578,731	5,505	500,000	(84,236)
Financial Dynamics	1/3/10 to 1/30/10					29,377	-	25,000	(4,377)
Other	1/3/10 to 1/30/10	12/2/2009 and 12/24/2009	13,001	12,960	41	127,287	276	763,000	635,437

TOTAL PAYMENTS TO PROFESSIONALS			$ 445,908	$ 548,321	$ 11,229	$ 10,414,739	$ 321,351	$ 11,472,000	$ 735,910

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 3, - January 30, 2010

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month ($ in 000's)	Filing to Date ($ in 000's)
Net Sales	-	93,101
Net Leased Department Revenue		1,791
Net Credit Revenue	-	1,758
Total Revenues	-	96,650
COST OF GOODS SOLD
Cost of Goods Sold	-	73,936
Gross Profit	-	22,714
OPERATING EXPENSES
Advertising	-	2,108
Bad Debts	-	61
Contributions	-	9
Employee Benefits Programs	12	2,323
Insider Compensation	43	1,092
Insurance	15	1,323
Repairs and Maintenance [1]	254	1,382
Rent and Lease Expense	50	4,335
Salaries/Commissions/Fees	21	21,551
Supplies	-	1,920
Taxes	132	3,655
Travel and Entertainment	-	132
Utilities	11	1,625
Other (attach schedule)	(1,473)	92,321
Total Operating Expenses Before Depreciation	(935)	133,837
Depreciation/Depletion/Amortization	26	5,332
Net Profit (Loss) Before Other Income & Expenses	909	(116,455)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(238)	(4,125)
Interest Expense	8	1,655
Net Profit (Loss) Before Reorganization Items	1,139	(113,985)
REORGANIZATION ITEMS
Professional Fees	-	11,564
U. S. Trustee Quarterly Fees	-	80
Other Reorganization Expenses (attach schedule)	-	2,809
Total Reorganization Expenses	-	14,453
Income Taxes	-	76
Net Profit (Loss)	$ 1,139	$ (128,514)

[1] Includes the reclassification of $210K paid for repairs and maintenance at the closing of the Forever 21 transaction.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 3, - January 30, 2010

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	18	5,588
Unclassified	-	(1,114)
Communications	8	652
Postage	-	222
Professional Fees	8	(17)
Costs capitalized under Uniform Capitalization Rules [1]	-	(1,099)
Gain on Sale of Assets [2]	(1,507)	88,045
Store Closure Costs	-	44

Total Other Operational Expenses	(1,473)	92,321
Other Income
Rental income	-	(111)
Miscellaneous income [3]	(238)	(4,014)

Total Other Income	(238)	(4,125)
Other Reorganization Expenses
Amortization of DIP loan fees	-	2,809
		-
Total Other Reorganization Expenses	-	2,809

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to align these costs with the related sales.

[2] Includes the correction of an erroneous land disposal entry; the land was placed back on the books as it was not sold.

[3] Miscellaneous income includes $160K receivable due from HSBC related to Gottschalks' share of the bad debt sales tax deduction from the California Board of Equilization.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 3, - January 30, 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	($ in 000's)	($ in 000's)
Unrestricted Cash and Cash Equivalents	$ 11,484	$ 7,408
Restricted Cash and Cash Equivalents [1]	280	-
Accounts Receivable (Net)	2,929	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	1,095	3,849
Professional Retainers	320	493
Other Current Assets (attach schedule)	6,928	8,216
TOTAL CURRENT ASSETS	$ 23,036	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	11,810	60,652
Machinery and Equipment	-	61,313
Furniture, Fixtures and Office Equipment	6	89,942
Leasehold Improvements	4,133	65,463
Vehicles	-	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(5,076)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 10,873	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	3,678	5,166
TOTAL OTHER ASSETS	$ 3,678	$ 5,166

TOTAL ASSETS	$ 37,587	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	37
Taxes Payable (refer to FORM MOR-4)	972
Wages Payable	67
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	736
Amounts Due to Insiders	28
Other Postpetition Liabilities (attach schedule)	19,806
TOTAL POSTPETITION LIABILITIES	$ 22,935	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	990	76,069
Priority Debt	-	37
Unsecured Debt	53,116	54,533
Other Pre-petition Liabilities (attach schedule)	414	64,099
TOTAL PRE-PETITION LIABILITIES	$ 54,520	$ 194,738

TOTAL LIABILITIES	$ 77,455	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(128,512)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	(39,868)	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 37,587	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurance.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 3, - January 30, 2010

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses	($ in 000's)	($ in 000's)
Prepaid insurance	126	1,167
Workers compensation prepaid	889	889
Prepaid advertising	-	219
Prepaid health and other	-	122
Prepaid rent	80	-
Prepaid expenses	-	1,094
Prepaid property taxes	-	358

Total Prepaid Expenses	1,095	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	-	4
Other receivables	810	373
Salary support receivable	-	184
Other	-	3

Total Other Current Assets	6,928	8,216
Other Assets
Intangibles - lease rights	-	813
Investment in partnership	1,785	1,810
Credit card and other deposits	1,893	-
Straightline lease	-	2,543
Prepaid rent	-

Total Other Assets	3,678	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	2,776
Gift and merchandise cards	3,595
Vacation payable	29
Payroll deductions payable	13
Sales return reserve	-		[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	329	-	[1]
Deferred revenue	2,202	-
Deferred rent	-
Intangibles - lease rights	-
Fin 48 liability	1,008
Deferred taxes	3,736
Capital leases	-
Total Other Postpetition Liabilities	19,806

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	25	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	209	520
Pension liability	97	97
Other accruals prepetition	83	599
Store party fund	-	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	414	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 3, - January 30, 2010

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

(Actual $)
	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	31,731	13,345	(37,842)	7,234
FICA	23,068	10,215	(27,787)	5,497
Unemployment	1,386	195	(1,173)	408
Total Federal Taxes	$ 56,185	$ 23,756	$ (66,802)	$ 13,139
State and Local
Withholding	14,399	5,521	(16,920)	3,000
Sales & Excise	-	-	-	-
Unemployment	8,012	720	(6,042)	2,690
Real Property	396,917	42,165	-	439,082
Personal Property [1]	447,123	66,975	-	514,098
Workers Compensation	110	-	(110)	-
Other: Local	-	-	-	-
Total State and Local	866,561	115,381	(23,073)	958,870
Total Taxes	$ 922,746	$ 139,137	$ (89,874)	$ 972,009

[1] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: January 3, - January 30, 2010

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X